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                                 CERTIFICATIONS
                       PURSUANT TO 18 U.S.C. SECTION 1350,
           AS ADOPTED IN SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, the undersigned officers of CitiStreet Funds, Inc. (the "Fund") hereby certify, to the best of our knowledge, that the Fund's Report on Form N-CSR for the period ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

/s/ Robert C. Dughi
--------------------------------------------
Robert Dughi
Chairman of the Board

/s/ Paul S. Feinberg
--------------------------------------------
Paul S. Feinberg
President

/s/ William D. Valentine
------------------------------------
William D. Valentine
Treasurer and Chief Financial Officer

Dated:  August 25, 2004


This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.